Investment in Equity Accounted Joint Ventures and Advances to Joint Venture	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Investment in Equity Accounted Joint Ventures and Advances to Joint Venture
20.	Investment in Equity Accounted Joint Ventures and Advances to Joint Venture

In October 2014, the Partnership sold a 1995-built shuttle tanker, the Navion Norvegia, to the OOG-TK Libra GmbH & Co KG (or Libra JV), a joint venture with Odebrecht. The vessel is committed to a new FPSO unit conversion for the Libra field. The FPSO unit is scheduled to commence operations in early-2017 (see note 14f). In conjunction with the conversion project, the Libra JV entered into a $248 million loan facility. The interest payments of the loan facility are based on LIBOR, plus margins which range between 2.00% to 2.65%. The final payment under the loan facility is due October 2015. The Partnership has guaranteed its 50% share of the loan facility.

In June 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with Odebrecht, which owns the Itajai FPSO unit (see note 11g). As of December 31, 2014, the Partnership had an advance of $5.2 million to the joint venture, which was subsequently repaid in early-2015.

As at December 31, 2014 and 2013, the Partnership had total investments of $55.0 million and $52.1 million, respectively, in joint ventures. No indicators of impairment existed at December 31, 2014.